UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 20, 2012

THE BON-TON STORES, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-19517	23-2835229
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

2801 E. Market Street, York, Pennsylvania 17402

(Address of Principal Executive Offices)

717-757-7660

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers

Employment Agreement with Stephen Byers

On August 20, 2012, The Bon-Ton Stores, Inc. (the “Company”) entered into an amendment (the “Byers Amendment”) of the Employment Agreement dated as of May 1, 2011 with Stephen Byers, the Company’s Executive Vice President, Stores, Visual & Loss Prevention. The Byers Amendment is made for the purpose of compliance with Section 409A of the Internal Revenue Code of 1986, as amended. The Byers Amendment provides that all payments to be provided upon the Employee’s separation from service that are subject to Section 409A shall be made in equal installments in accordance with the Company’s regular payroll practices and shall be paid at the time and manner as such payments would have been paid had all severance payments been paid in such equal installments.

The description of the material terms of the Byers Amendment is qualified in its entirety by the Byers Amendment, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Employment Agreement with Barbara J. Schrantz

On August 20, 2012, the Company entered into an amendment (the “Schrantz Amendment”) of the Employment Agreement dated as of January 30, 2011 with Barbara J. Schrantz, the Company’s Chief Operating Officer. The Schrantz Amendment is made for the purpose of compliance with Section 409A of the Internal Revenue Code of 1986, as amended. The Schrantz Amendment provides that all payments to be provided upon the Employee’s separation from service that are subject to Section 409A shall be made in equal installments in accordance with the Company’s regular payroll practices and shall be paid at the time and manner as such payments would have been paid had all severance payments been paid in such equal installments.

The description of the material terms of the Schrantz Amendment is qualified in its entirety by the Schrantz Amendment, which is attached to this Current Report on Form 8-K as Exhibit 10.2 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

10.1        Amendment to Employment Agreement with Stephen Byers

10.2        Amendment to Employment Agreement with Barbara J. Schrantz

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Bon-Ton Stores, Inc.

	By:	/s/ Keith E. Plowman
Keith E. Plowman
Executive Vice President, Chief Financial
Officer and Principal Accounting Officer

Dated: August 21, 2012